EXHIBIT 10.24








                             AMERICAN RIVER HOLDINGS





             E M P L O Y E E   S T O C K   P U R C H A S E   P L A N









                                                                  11/21/01

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The Employee Stock Purchase Plan is designed to provide employees of American
River Holdings (the "Company") and it's subsidiaries, who voluntarily elect to participate, a continued opportunity to purchase Company stock through voluntary after-tax payroll deductions, thus making it easier for them to acquire such shares and relieving them of the details of normal stock transactions. The Company believes that ownership of Company stock by employees will foster greater employee interest in the Company's success, growth and development and will be to the mutual benefit of both the employee and the Company.

The Plan will be administered by "Administrator" who shall be appointed by the Company. The Administrator shall maintain an account for each participant. The Administrator makes no solicitation of participants and is not responsible for enrollment. The Administrator is responsible only for the accounting of monies or stock.

The Company will bear all costs of administering the Plan, including Broker's fees, commissions, postage and other costs actually incurred. Fees incurred as a result of participant elected sale of shares will be borne by the participant.

ELIGIBILITY
-----------

All employees of the Company and its subsidiaries are eligible to participate in the Plan. The word "employee" includes officers, but not persons who are solely Directors. Employees may elect to participate in the Plan by signing a payroll deduction authorization form.

COMMENCEMENT OF DEDUCTIONS
--------------------------

Voluntary payroll deductions will start with the payroll date stated on the payroll deduction authorization form. If no date is stated then the deduction will start with the first pay period following receipt of the authorization.

TRANSFER OF FUNDS TO THE ADMINISTRATOR
--------------------------------------

A special Employee Stock Purchase Checking Account will be opened and maintained by the Company. The Company will remit employee payroll deductions directly to this account. The Company will transfer the funds from this account to the Administrator on a biannual basis.

STOCK PURCHASES
---------------

The Administrator will use the funds received from the Employee Stock Purchase Account to purchase Company stock. Transactions will be executed as often as practicable and the full amount of employee deductions will be used to purchase stock. Stock is purchased at fair market value as of date of purchase.

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STOCK ALLOCATIONS
-----------------

The Administrator shall allocate shares to each participant account based on deposits made to the account and prices paid for stock purchased by the Plan. Full and fractional shares to three decimal places will be allocated to each participant account. The Administrator will hold all share balances in the participant account in Book Entry form. Physical certificates for whole shares will only be issued upon request of the participant.

DIVIDENDS/INTEREST
------------------

The Administrator shall credit all interest and dividends (if any) paid to the Plan for shares in the name of "American River Holdings Employee Stock Purchase Plan" directly into the Plan account. These monies deposited to the Plan account will be allocated to the participant account based on the number of shares in the account and used to purchase stock, thereby reducing the average price per share to the participant.

REGISTRATION OF STOCK
---------------------

The Administrator will maintain records, in writing, of the names, addresses and social security number in which stock certificates are to be registered.

ISSUANCE OF STOCKS
------------------

The Administrator will issue stock certificates to the participants upon written request from the participant.

REPORTS TO PARTICIPANTS
-----------------------

Twice a year, in January and July, the Administrator will issue a statement reporting the following information to each participant:

  a.  Beginning balance.
  b.  Total contributions/deposits.
  c.  Withdrawals made from the account.
  d.  Total shares issued to the participant from the account.
  e.  Ending balance of the account in shares.
  f.  Total dollar value of the account.

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TERMINATING PARTICIPATION
-------------------------

A participant may direct the Company, in writing, to cease payroll deductions at any time. The participant needs to advise the Administrator as to what he/she wants done with the money/shares in this account. The participant has the right to keep the money/shares in his/her account and have a certificate issued or request the sale of all or part of the shares in his/her account. All fees associated with the sale of participant shares will be borne by the participant. Any monies remaining in the account, after the certificate is issued, will be sent to the participant. A check for any fractional shares remaining in the account will be issued to the participant. The current market price per share will be used in determining the amount of the fractional share check. The Plan may purchase shares back from participants at the current market price of the shares as determined by the Exchange on which the shares are traded or the shares may be sold on the open market. Any participant terminating participation from the plan must wait a minimum of six months before he/she is eligible to participate again. In January of the year following any sale from the account, the Administrator will issue an IRS Form 1099B for the sale of any shares, including fractional shares, according to IRS regulations.

Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the settlement of the account shall be made to the participant or his/her estate.

PLAN TERMINATION
----------------

In the event of termination of the Plan, the Administrator will send to the participant all uninvested monies in his/her account. The participant will provide to the Administrator a letter of instruction to sell the shares in the account, issue a stock certificate for the shares in the account or a combination of both. A check will be issued for any fractional shares remaining in the account. In January of the year following any sale from the account, the Administrator will issue an IRS Form 1099B for the sale of any shares, including fractional shares, according to IRS regulations. All costs to terminate the Plan will be borne by the Company.

The Company establishes this Plan with the bona fide intention that the Plan will continue as long as sufficient employees are interested in participating to justify its continuance. The Company, however, is not and shall not be under any obligation or liability whatsoever to continue to maintain the Plan for any given length of time, and may in its sole and absolute discretion terminate the Plan at any time, without any liability for such termination. The Company in reserving its rights to amend the Plan includes the right to change custodians or Administrators at its discretion and at any time.

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TO:   PAYROLL DEPARTMENT

RE:   AUTHORIZATION TO MAKE PAYROLL DEDUCTIONS



In accordance with, and subject to, rules governing operation and distribution of the Employee Stock Purchase Plan, as set forth in the Plan document, receipt of which is acknowledged:

I hereby authorize the Payroll Department to deduct from my paycheck each payroll period, the sum of $____________ ($15.00 minimum). Payroll deductions shall begin with the pay period ending _____________________.


I direct my deductions to the Administrator for the purpose of buying American River Holdings Stock.



_________________________________________               _______________________
Signature                                               Date


_________________________________________
Print Name




          DESIGNATION OR CHANGE OF BENEFICIARY FOR THE PLAN COMMITTEE

I hereby designate as my beneficiary __________________________________________
to receive all proceeds under the Stock Purchase Plan in the event of my death.

This designation supersedes all previous beneficiary designation.





_________________________________________               _______________________
Employee's Signature                                    Date



_________________________________________
Social Security Number


_______________________________________________________________________________

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                       STOCK TO BE REGISTERED AS FOLLOWS:
                                 (Please Print)




_______________________________________________________________________________
Name(s)



_______________________________________________________________________________
Mailing Address                       City                        Zip Code




Note: If Stock is to be registered in more than one name, it must be as "Joint
      Tenants" or "Community Property". It must also be "John Doe and Jane Doe, Joint Tenants," rather than "or". This is a law, and for your protection.


_______________________________________________________________________________
             PLEASE NOTIFY SHAREHOLDER'S RECORDS OF ADDRESS CHANGE!!


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